Note 6 - Fair Value Measurements - Fair Value of Earnout Liabilities (Details) - Earnout Payment [Member] - Enercon Technologies, Ltd [Member] - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Nov. 14, 2024
Business Combination, Contingent Consideration, Liability			$ 3,300
Fair Value, Inputs, Level 3 [Member]
Earnout Payment liability - 2025	$ 4,916	$ 2,041
Earnout Payment liability - 2026	1,709	1,446
Business Combination, Contingent Consideration, Liability	$ 6,625	$ 3,487